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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               January 31, 2000
                           -------------------------
                               (Date of Report)


                           ONYX SOFTWARE CORPORATION
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              (Exact Name of Registrant as Specified in Charter)

        Washington                       0-68559                  91-1629814
(State or Other Jurisdiction        (Commission File No.)       (IRS Employer
    of Incorporation)                                        Identification No.)

        3180 139th Avenue SE, Suite 500, Bellevue, Washington  98005-4091
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             (Address of Principal Executive Offices)          (Zip Code)

                                 (425) 451-8060
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On January 31, 2000, Onyx Software Corporation announced that its Board of Directors approved a two-for-one split of its common stock in the form of a stock dividend. Stockholders will receive one additional share for every share held on the record date of February 15, 2000. Additional shares will be mailed or delivered on or about March 1, 2000, by the company's transfer agent, ChaseMellon Shareholder Services, LLC. The common stock will begin trading on a post-split basis on March 2, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ONYX SOFTWARE CORPORATION


Dated:  February 2, 2000                  By      /s/ SARWAT H. RAMADAN
                                             ----------------------------------
                                          Sarwat H. Ramadan
                                          Vice President, Chief Financial
                                          Officer, Secretary and Treasurer

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